UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Glori Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35602	46-4527741
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4315 South Drive Houston, Texas	77053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 237-8880

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On May 1, 2014, Glori Energy Inc. (the “Company”) issued 909,982 shares of its common stock, par value $0.0001 per share (the “Common Stock”), to certain investors pursuant to the Share Purchase Agreement dated January 7, 2014 (the “Share Purchase Agreement”), by and among the Company (as successor to Infinity Cross Border Acquisition Corporation), Glori Acquisition Corp. and each of the buyers party thereto. In accordance with the terms of the Share Purchase Agreement, on April 29, 2014, certain investors exercised their option to purchase up to an additional $8.0 million of shares of the Company’s Common Stock at the price of $8.00 per share (the “Optional Shares”). The Company received proceeds of $7,279,856 from the issuance of the Optional Shares, and the proceeds will be used to provide additional working capital to the Company. The Share Purchase Agreement (Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2014) is incorporated by reference herein.

The Optional Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”). In issuing the Optional Shares, the Company relied on exemptions afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D as promulgated under the Securities Act. On May 2, 2014, the Company issued a press release regarding the issuance of the Optional Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 5, 2014, the Registrant issued a press release regarding its participation at the Robert W. Baird 2014 Growth Stock Conference, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01, including the press release attached hereto as Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1

Share Purchase Agreement dated January 7, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp. and each of the buyers thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35602) filed on April 18, 2014).

99.1	Glori Energy Inc. Press Release dated May 2, 2014
99.2	Glori Energy Inc. Press Release dated May 5, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glori Energy Inc.

Date: May 6, 2014	By:	/s/ Stuart Page
Name: Stuart Page
Title: Chief Executive Officer

Exhibit Number	Description
10.1	Share Purchase Agreement dated January 7, 2014, by and among Infinity Cross Border Acquisition Corporation, Glori Acquisition Corp. and each of the buyers thereto (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-35602) filed on April 18, 2014).
99.1	Glori Energy Inc. Press Release dated May 2, 2014
99.2	Glori Energy Inc. Press Release dated May 5, 2014